                                                                  EXHIBIT 10.13

                                     LEASE


         THIS LEASE AGREEMENT made and entered into this 31st day of October, 1995, by and between Piedmont Land Company, a North Carolina corporation, and/or its Assigns, having a business address at: 556-M Arbor Hill Road, Kernersville, NC 27284, hereinafter referred to as "Lessor", and R.F. Micro Devices, Inc., a North Carolina corporation, having a business address at:
7341-D West Friendly Avenue, Greensboro, NC 27410, hereinafter referred to as "Lessee".


                                   WITNESSETH

         Lessor, for and in consideration of the rents herein reserved and the terms, covenants, conditions and agreements set forth herein to be observed and performed by Lessee, does hereby grant, demise, lease and let unto the said Lessee, and Lessee does hereby lease from Lessor the following described premises ("premises" or "demised premises"):

         TO WIT: the parcel described in the attached Exhibit A which is by this reference incorporated herewith, which parcel is approximately 5.0 +/- acres and is located at the northeast corner of the land currently or formerly owned by the W. W. Pegg Estate to the south of Thorndike Road in Deep River Corporate Park, Guilford County, North Carolina, and the building and other improvements to be constructed as "Phase I" (the "Phase I Project") in accordance with the description, terms and conditions contained in the site plan and in the Construction of Building in the attached Exhibit B which is by this reference incorporated herewith, together with all easements, rights, improvements, and appurtenances; together with the exclusive use (with other tenants of the premises, if any) of the parking area denoted as such in Exhibit B; provided that the tenants and/or customers of the parcel abutting the premise's east boundary and owned by Brookhollow of North Carolina, Inc. may have use of the driveway for ingress and egress only to gain access to and from the parking area on Brookhollow's parcel and Thorndike Road in accordance with the terms of a reciprocal easement, if any, or other agreement pertaining to the premises and such parcel which easement or other agreement may be entered into by Lessor in Lessor's sole discretion and Brookhollow of North Carolina, Inc. after the date of this Lease. Lessee shall use the premises for general and administrative offices, including receiving, storing, shipping and assembly and for no other purpose or purposes without the prior written consent of the Lessor, which shall not be unreasonably withheld.

         TO HAVE AND TO HOLD said premises for a term of seven (7) years commencing on the date of delivery of possession to Lessee, subject, to the terms and conditions herein contained. As used in this Lease, the term "date of delivery of possession" shall mean the date (i) thirty (30) days after the date the premises are ready for occupancy by Lessee or (ii) the date Lessee actually opens for business on the premises, whichever event occurs first, (the "Commencement Date"). The first "lease year" shall mean the period beginning on the Commencement Date and expiring on the last day of the 12th full calendar month thereafter. Any subsequent lease year shall mean a 12-month period on the first day of the calendar month following the expiration of the first lease year or any anniversary thereof.

         The demised premises shall be considered ready for occupancy when (1) all work on the construction of the building has been substantially completed, including final painting, (2) all access and service routes and areas, and the parking surfaces are substantially completed and in a usable condition, (3) a certificate of temporary occupancy or certificate of occupancy has been issued by the County of Guilford, and (4) notice has been provided to Lessee, with a copy of the certificate of temporary occupancy or certificate of occupancy, that the premises are ready for occupancy by Lessee.

         THE PARTIES HERETO for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant and agree as follows:

         1. Lessee shall pay unto Lessor as rental for said premises the sum of $21,458.30 per month ("Minimum Rent") plus any applicable Federal, State or local tax thereon, payable in advance on the FIRST DAY of each and every month without demand, commencing on the Commencement Date and continuing through the end of the seventh (7th) lease year; provided, however, if the Commencement Date occurs on any day other than the first business day of the month, Lessee's Minimum Rent for such partial month shall be determined by multiplying $21,458.30 by a fraction, the numerator of which is the number of days remaining in such partial month from and including the Commencement Date and the denominator shall be the number of calendar days in such partial month.

                 (a) In addition to the Minimum Rent all other payments to be made by Lessee hereunder to Lessor shall be deemed for the purpose of securing the collection thereof to be additional rent hereunder, whether or not same be designated as such; and Lessor shall have the same rights and remedies upon Lessee's failure to pay the same as for the non-payment of Minimum Rent. Any charges against the Lessee by the Lessor for services or for work done on the premises by order of Lessee, or otherwise accruing under this Lease shall be considered as rent due and shall be included in any lien for rent due and unpaid.

                 (b) If Lessee shall fail to pay any Minimum Rent, additional rent, or any other sums to become due hereunder within ten (10) days after the same becomes due and payable, then in such event, Lessee shall pay to Lessor a late payment service charge, which service charge shall be equal to the late fees charged to Lessor in accordance with the terms of any loan secured by mortgage(s) or deed(s) of trust on the premises. The provisions herein for late payment service charges shall not be construed to extend the dates for compliance with the provisions concerning such matters, nor to relieve Lessee of its obligation to pay such sums at the times herein stipulated. Notwithstanding the imposition of such charges, Lessee shall be in default under this Lease if any or all payments are not made at the time stipulated by this Lease, and neither the demand nor collection by Lessor of such late payment service charge shall be construed as a cure for such default on the part of Lessee.

                 (c) Lessee shall pay the rent herein reserved at the times and in the manner stated, without notice or demand.

         2. Lessee shall pay when due all charges for telephone, gas, and any other utility service furnished directly to the premises by such utility provider. Lessor may elect to provide some or all of such services and in such event charges for such services would be included as operating expenses under paragraph 4(c).

         3. Lessee shall make no incineration of trash or waste on the premises, it being understood and agreed that Lessee shall use services provided by Lessor.

         4. Lessee shall pay within thirty (30) days after initial billing by Lessor, on a monthly basis thereafter, its pro-rata share of one twelfth (1/12) the estimated annual cost of: (a) Real Property Taxes, (b) insurance coverages carried by Lessor with respect to the premises, as set forth in Paragraph 19 hereof, and (c) expenses of operating and maintaining the premises ("operating expenses"), including the common areas and including appropriate reasonable reserves, including but not limited to electricity, water, sewer and other utility services which Lessor provides, maintenance, repairs, pest control, janitorial service, security service, management fees (provided that the management fees shall not exceed the current market rate for management fees of the same or similar nature in the Greensboro area), common area and parking lot lighting and maintenance, including repairing, striping, painting, snow removal, sweeping, landscaping, gardening, trash removal, general administrative expenses, operation of maintenance machines and equipment and supplies. Lessor shall, upon written request of Lessee, provide copies of relevant books and records relating to the actual costs incurred in connection with all other charges of additional rent to Lessee. Any adjustments to the actual costs incurred against the estimated annual costs paid by the Lessee during each lease year shall be made as soon as determined after the end of each such lease year by either (i) crediting the difference to Lessee's next scheduled Minimum Rent payment (in the case of a overpayment) or (ii) billing the Lessee (in the case of underpayment) as additional rent payable with the next scheduled Minimum Rent payment.

         5. Lessor will construct the Phase I Project on the premises in conformance with the plans, specifications and, working drawings to be approved by Lessee and Lessor as set forth in Exhibit B.

         6. Lessee, at its sole expense shall comply with all laws, orders, and regulations of Federal, State, county, municipal and other governmental authorities, and with all direction of any public officer pursuant to law, which shall impose any violation, order or duty upon Lessor or Lessee with respect to the premises or the use or occupancy thereof.

         7. Lessee will not make any alterations or changes in the premises without the prior written consent of Lessor which consent shall not be unreasonably withheld, and all additions, fixtures and improvements shall be and remain a part of the premises at expiration of this Lease except for furniture and fixtures which shall be readily removable without injury to the premises. Notwithstanding the foregoing, at the end of the term or sooner termination of this Lease, Lessor may require Lessee to remove fixtures, equipment and improvements attached to the realty, and in such case Lessee shall repair all damage to the premises occasioned by such installation and subsequent removal.

         8. Lessee shall not attach any signs to the premises, or place any lettering on the plate glass windows, unless such signs and such lettering be of a type, kind, character and description to be approved by the Lessor which approval shall not be unreasonably withheld. Lessee shall design and install, in accordance with Lessor's criteria, at Lessee's expense the identification sign for its premises.

         9. Lessee shall keep in good, sound, clean, tenantable condition and repair during the continuation of the term of this Lease the interior of said premises, and Lessee will not suffer or permit any strip or waste of the premises. Lessee shall not permit any noxious odors or fumes to emanate from the premises. Lessee shall not place a load upon any floor of the premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment shall be placed and maintained by Lessee at Lessee's expense in settings sufficient in Lessor's judgment to absorb and prevent vibration, noise, and annoyance. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or like substances shall be deposited therein.

         10. Lessee's use of the premises shall be subject at all times during the term of the Lease to reasonable rules and regulations adopted by Lessor and Lessee agrees to comply with all such rules and regulations upon notice thereof from Lessor.

         11. Lessee shall not assign, mortgage or encumber this Lease or underlet, or suffer or permit the premises or any part thereof to be used by others without the prior written consent of Lessor in each instance which consent shall not be unreasonably withheld. Lessee further covenants that the said premises will not be used for any purpose that will invalidate any policies of insurance now or hereafter placed on the parcel or the improvements located thereon or which will increase the rate of premium therefor. Lessee shall not permit or suffer any unreasonable noise, disturbance or nuisance whatsoever on said premises, detrimental to same or annoying to the neighbors.

         12. Lessee shall have the right to use the driveways, parking areas and sidewalks serving the property, provided that sidewalks and driveways shall be used for egress and ingress only and for no other purposes, and parking areas shall be used only for the parking of vehicles; the use of all such public areas shall be in accordance with rules and regulations specified by Lessor. All merchandise, boxes, furniture, etc. shall be placed in the premises upon delivery and the exterior will be kept free of all such items as well as refuse and debris. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other tenants, if any, in the use of the parking facilities. Lessee agrees and covenants to park all trucks, trailers, or other commercial vehicles in the parking spaces, if any, designated for such use by Lessor. No vehicle may be repaired or serviced in any parking area. Lessor accepts no responsibility for theft, collision, vandalism, fire, acts of God or any other casualty of vehicles or equipment parked on the premises.

         13. Upon the performance by Lessee of all the conditions hereinabove set forth on the part of Lessee to be kept and performed, Lessee may quietly have, hold, occupy and use the premises without interruption by the Lessor. Lessor reserves the right to install, maintain, use, repair and replace pipes, duct work, conduits, utility lines and wires through hung ceiling space, column space and partitions, in or beneath the floor slab or above or below the premises, and such shall not be deemed to be an infringement on Lessee's occupancy or quiet enjoyment of the premises. Lessor shall not unreasonably interfere with or interrupt the business of Lessee within the premises.

         14. Lessor will keep the exterior walls and roof of the building and the parking area on the Phase I Project (and the Phase II Project, if applicable) in good repair but the Lessee shall give to the Lessor prompt written notice of needed repairs, and the Lessor shall have a reasonable time thereafter to make them. Lessor will be responsible for all repairs necessitated by faulty quality of work in the construction of the building, and all repairs necessitated by casualty losses covered by casualty insurance provided in Paragraph 19 of this Lease. Lessee shall maintain and repair the plumbing, mechanical, heating and air-conditioning and electrical systems, light fixtures, window frames and glass, doors and security systems. Lessee shall have the right to utilize any and all warranties, if any, maintained by Lessor for all such systems in the premises. Lessor has no obligations for repairs of any kind, nature or description except as specifically set forth herein. Lessee shall enter into an air-conditioning maintenance service contract with respect to the system within its premises and shall furnish to Lessor a copy of such contract or renewal prior to the start of each lease year. If Lessor elects to contract for air conditioning maintenance service on behalf of Lessee then Lessee shall use such service as Lessor designates, and Lessee shall pay its pro-rata share of the cost thereof, as and when billed.

         15. Lessor, or Lessor's agent, may at any reasonable time enter and view said premises and make repairs, if Lessor should elect to do so.

         16.     (a)      Lessor covenants and warrants that at the time of the
delivery of possession of the demised premises to Lessee:

                 i. Lessor and/or its successors or assigns will be the owner of the demised premises.

                 ii. The demised premises shall be clear of all encumbrances except mortgages and trust deeds of record and other encumbrances of record, copies of which encumbrances shall be provided to Lessee.

                 iii. A temporary certificate of occupancy or certificate of occupancy shall have been duly issued for the demised premises.

                 iv. The demised premises may be used as general and administrative offices of Lessee.

                 (b) Lessor shall not permit to remain any mechanics' liens on the premises which arise in connection with the Lessor's construction of the Phase I Project or the Phase II Project or other work done at Lessor's direction at the premises and, at its sole cost and expense, shall have such mechanic liens discharged of record by payment, bond, order of court or competent jurisdiction or otherwise within 30 days of notice thereof; provided, that any mechanics' liens against the premises which arise in connection with work, labor, services or materials performed or furnished to Lessee shall be discharged of record by Lessee by payment, bond or order of court of competent jurisdiction or otherwise within 30 days of notice thereof.

         17. Lessee shall comply with all applicable laws, ordinances and regulations affecting the premises, now existing or hereafter adopted, including reasonable general rules and regulations for Lessee and any other tenants as may be developed from time to time by Lessor and delivered to Lessee.

                 Throughout the term of this Lease, Lessee at its sole cost and expense shall keep or cause to be kept for the mutual benefit of Lessor, Lessor's managing agent and Lessee, public liability and property damage insurance with combined single limit coverage of at least $1,000,000.00 (with appropriate cross-liability endorsements so showing) through companies licensed to do business in North Carolina acceptable to Lessor and having a Best's rating of at least A-VI (as the same may be adjusted from time to time). Such policies shall insure against all liability of Lessee, Lessee's authorized representatives and anyone for whom Lessee is responsible, arising out of and in connection with Lessee's use of the premises, and shall insure Lessee's performance of the indemnity provisions contained herein to the extent insurable.

                 Prior to taking possession of the premises, and thereafter at least ten (10) business days prior to the renewal dates thereof, Lessee shall deliver to Lessor copies of original policies, or satisfactory certificates thereof, and a receipt showing payment of the next year's premium. All such policies shall be non-assessable and shall contain language, to the extent obtainable, that: (a) any loss shall be payable notwithstanding any act or negligence of Lessor or Lessee that might otherwise result in forfeiture of the insurance, (b) that the policies are primary and non- contributing with any insurance that Lessor may carry, and (c) that the policies cannot be cancelled or changed except after thirty (30) days prior written notice to Lessor.

                 Anything in this lease to the contrary notwithstanding, Lessor hereby releases and waives unto Lessee (including all stockholders, officers, directors, employees and agents thereof), its successors and assigns, and Lessee hereby releases and waives unto Lessor (including all partners, stockholders, officers, directors, employees and agents thereof), its successors and assigns, all rights to claim damages for any injury, loss, cost or damage to persons or to the premises or any other casualty, as long as the amount of which injury, loss, cost or damage has been paid either to Lessor, Lessee, or any other person, firm or corporation, under the terms of any fire, extended coverage, public liability or other policy of insurance, to the extent such releases or waivers are permitted under applicable law. All policies of insurance carried or maintained pursuant to this Lease shall contain, or be endorsed to contain, a provision whereby the insurer waives all rights of subrogation against either Lessee or Lessor.

                 Subject to the terms of the preceding paragraph, Lessee shall indemnify and hold Lessor harmless from and against any and all claims arising out of (a) Lessee's use of the premises or any part thereof, (b) any activity, work, or other thing clone, permitted or suffered by Lessee in or about the premises or the building, or any part thereof, (c) any breach or default by Lessee in the performance of any of its obligations under this Lease, or (d) any act or negligence of Lessee, or any officer, agent, employee, contractor, servant, invitee or guest of Lessee; and in each case from and against any and all damages, losses, liabilities, lawsuits, cost and expenses (including attorneys' fees at all tribunal levels) arising in connection with any such claim or claims as described in (a) through (d) above, or any action brought thereon. If such action be brought against Lessor, Lessee upon notice from Lessor shall defend the same through counsel selected by Lessee's insurer, or other counsel, which counsel in either case must be acceptable to Lessor. Lessee assumes all risk of damage or loss to its property or injury or death to persons in, on, or about the premises, from all causes except those for which the law imposes liability on Lessor, regardless of any attempted waiver thereof, and Lessee hereby waives such claims in respect thereof against lessor. The provisions of this paragraph shall survive the termination of this Lease.

                 The amounts of insurance coverage required by this Lease are subject to review at the end of each three year period following the Commencement Date. At each review, if necessary to maintain the same level of coverage that existed on the Commencement Date, the amounts of coverage shall be increased to the lesser of: (a) the amounts of coverage carried by prudent lessor and lessee of comparable first class office buildings in the Guilford County, North Carolina area; or (b) fifteen percent (15%) higher than the previous insurance amounts.

                 Insurance policies required by this Lease shall: (a) be issued by insurance companies licensed to do business in the state of North Carolina with general policyholder's ratings of at least "A" and a financial rating of at least "VI" in the most current Best's Insurance Reports available on the Commencement Date (if the Best's ratings are changed or discontinued, the parties shall agree to an equivalent method of rating insurance companies);
(b) name the nonprocuring party and Lessor's managing agent as additional insureds as their interest may appear; (c) provide that the insurance not be cancelled or materially changed in the scope or amount of coverage unless thirty (30) days advance notice is given to the nonprocuring party; (d) be primary policies - not as contributing with, or in excess of, the coverage that the other party may carry; (e) provide that any loss shall be payable notwithstanding any act or negligence of Lessor or Lessee which might result in a forfeiture thereunder of such insurance or the amount of proceeds payable;
(t) have deductibles not greater than $5,000.00; and (g) be maintained during the entire term and any extension terms.

                 By the Commencement Date and upon each renewal of its insurance policies, each party shall give certificates of insurance to the other party. Each such certificate shall specify amounts, types of coverage, the waiver of subrogation, and the insurance criteria listed in this paragraph. The policies shall be renewed or replaced and maintained by the party responsible for that policy. If either party fails to give the required certificate within thirty (30) days after notice of demand for it, the other party may obtain and pay for that insurance and be entitled to receive immediate reimbursement from the party required to have the insurance.

         18. As used in this Paragraph 18, the term "Hazardous Materials" means (i) any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", or "toxic substances" under any applicable Federal, State, or local laws, ordinances, rules or regulations now or hereafter in effect, (ii) flammable explosives, radioactive materials, asbestos-containing materials, electrical transformers, batteries, and any paints, solvents, chemicals, petroleum products, automobile waste oil and fluids, or other materials with hazardous characteristics, and (iii) any other solid, semi-solid, liquid gaseous substances that are toxic, ignitable, corrosive, carcinogenic, or otherwise dangerous to human, plant or animal health and well-being; and the "release" of Hazardous Materials includes discharging, spilling, leaking, leaching, dumping, emitting, emptying and seeping.

                 (a) Lessee shall promptly advise Lessor, in writing, of the following matters as soon as Lessee has actual knowledge of:

                          (1)     Any and all enforcement, clean-up, removal,
or other governmental or regulatory actions instituted, completed or threatened by any governmental authority pursuant to any applicable present or future Federal, State or local laws, ordinances, rules or regulations relating to any "Hazardous Materials" affecting the premises ("Hazardous Materials Laws"); and

                          (2)     All claims made or threatened by any
non-governmental party against Lessee or the premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials affecting the premises (the matters set forth in (1) and (2) hereof are hereinafter referred to as "Hazardous Materials Claims").

                 (b) Lessee shall comply with, and not cause the premises to be in violation of, any Hazardous Materials Laws or any Federal, State or local laws, ordinances, rules or regulations relating to the environmental conditions on, under, or about the premises, including but not limited to soil and ground water conditions.

                 (c) Lessee's proposed operations in the premises will not violate any Hazardous Materials Laws, and Lessee will obtain all governmental licenses or permits necessary therefor under any Hazardous Material Laws, including the storage, treatment and disposal of all waste products, except for such licenses and permits that would not normally be obtained at this time and can be obtained in the ordinary course of business. Lessee agrees to apply for and obtain all necessary permits and licenses in a timely manner as and when required for the operations to be conducted on the premises except with respect to permits relating to the construction of the Phase I Project and Phase II Project which permits shall be obtained by the Lessor.

                 (d) Lessee shall not cause any intentional or unintentional release of Hazardous Materials at or from the premises other than those licensed under applicable Hazardous Materials Laws. Lessee shall promptly notify the appropriate governmental agencies of any such release and shall accept full responsibility for such release.

                 (e) Each party hereby agrees to indemnify the other party and its agents and hold the other party and its agents and its directors, officers, employees, successors, and assigns harmless from and against any and all claims, losses, damages (including all foreseeable and unforeseeable consequential damages), liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to attorneys' fees and expenses), directly or indirectly resulting or arising in whole or in part from any Hazardous Materials Claims resulting or arising out of or from such party's use or ownership of the premises.

         19. Lessor will keep in force policies of fire and extended coverage insurance which shall insure the premises against such perils or loss as Lessor may deem appropriate including vandalism and malicious mischief, in an amount equal to one hundred percent (100%) of the replacement cost of the premises and improvements installed thereon by the Lessor. The cost of such policies is included in the terms of Paragraph 4.

         20. Lessee takes all risk of any damage to Lessee's property that may occur by reason of water or the bursting or leaking of any pipes about the premises, or from any act of negligence of any co-tenant or occupants of the premises, or of any other person, or fire, or hurricane, or other act of God, or from any cause whatsoever. Lessee shall maintain at its expense throughout the term of the Lease insurance against fire and such other risks as are from time-to-time included in standard extended coverage endorsements, insuring Lessee's stock-in-trade, trade fixtures, furnishings, floor and wall coverings, special equipment and all other items of personal property of Lessee located on or within the premises and all improvements made by Lessee to the premises.

         21. Simultaneously with the execution and delivery of this Lease, the Lessee has deposited with Lessor the sum of Fifty Thousand and No/100 Dollars ($50,000.00), a portion of which sum up to $25,000.00 shall be applied to Lessee's first month's rental when due (and if less than $25,000.00 are so applied in connection with the first month rental payment, then any sum remaining of such $25,000.00, shall be applied to the following month's rental) and the remaining $25,000 shall be and constitute a security fund to be held by Lessor as security for the performance by Lessee of all the terms and conditions in this Lease contained on Lessee's part to be performed, and with reference to such security and the provisions of this paragraph, the parties covenant and agree as follows:

                 (a) If the Lease is canceled for default by Lessee, then no part of the security fund shall be returned to Lessee by Lessor, nor shall the Lessor be bound to account for any part thereof; the Lessor may either retain the security fund as liquidated and agreed upon damages or else the Lessor may apply it towards the actual damage sustained by it because of Lessee's breach or default, without in any way affecting the right of Lessor to assert any and all other remedies available to Lessor under the terms of this Lease and/or under State law against the Lessee by reason of such default or breach;

                 (b) No interest shall be paid on any part of the security fund, nor shall any part be considered as rent;

                 (c) Lessor may commingle said security fund together with its own general funds;

                 (d) Upon the termination of this Lease, if Lessee has fully complied with all of the terms hereof, the said security fund will be returned to Lessee by Lessor.

         22. Lessee shall make prompt payment when due of all costs and expenses in carrying out its agreements herein and shall not do or permit to be done anything which creates a lien upon the premises. The filing of any lien against the premises shall constitute an event of default under this Lease.

         23. Lessee pledges with and assigns unto the Lessor all the furniture, fixtures, goods and chattels of Lessee, which is brought or put on said premises, as security for the payment of the rent herein reserved, and agrees that the Lessor's lien for the payment of said rent may be enforced by distress, foreclosure or otherwise, at the option of the Lessor, and Lessee agrees that such lien is hereby granted to the Lessor and vested in said Lessor.

         24. If Lessee: (a) fails to pay all rent (including but not limited to any additional rent) as provided in this Lease when due and within five (5) days after written notice thereof fails to pay such rent provided Lessor shall only be required to give such written notice two (2) times within any three (3) year period during the term of this Lease; or (b) breaches any other agreements or obligations herein set forth and within fifteen (15) days after notice thereof fails to commence to cure such breach, or diligently prosecute to complete cure such breach after commencing cure; or (c) files (or has filed against it) any petition or action for relief under any creditor's law (including bankruptcy, reorganization or similar actions), either in state or federal court and such petition or action is not discharged within thirty
(30) days thereof; or (d) becomes insolvent, makes any transfer in fraud of creditors, has a receiver appointed for its assets, or makes an assignment for benefit of creditors, then, in addition to any other lawful right or remedy which it may have, Lessor, without notice, may do any one or more of the following: (i) with or without terminating this Lease, may immediately or at any time thereafter reenter the premises to correct or repair any condition which shall constitute a failure on Lessee's part to keep or perform or abide by any term, condition, covenant or agreement of this Lease or of the general rules and regulations for Lessee now in effect or hereafter adopted, and Lessee shall reimburse and compensate Lessor, as additional rent, within fifteen (15) days of rendition of any statement to Lessee by Lessor, for any expenditures made by Lessor in making such corrections or repairs; (ii) declare the rent for the balance of the term immediately due and payable and collect the same by distress or otherwise; (iii) seize and hold any personal property of Lessee located in the premises and assert against the same a lien for monies due Lessor; (iv) without obtaining any court authorization, lock the premises and deny Lessee access thereof; (v) terminate this Lease; or (vi) repossess the premises, and with or without terminating, relet the same at such amount as Lessor deems reasonable, and if the amount is less than Lessee's rent, Lessee shall immediately pay the difference on demand to Lessor, but if in excess of Lessee's rent, the entire amount shall belong to Lessor free of any claim of Lessee thereof. All expenses of Lessor in repairing, restoring or altering the premises for reletting, together with leasing fees and all other expenses in seeking and obtaining a new tenant, shall be charged to and a liability of

Lessee. Lessor's reasonable attorney's fees in pursuing any of the foregoing remedies, or in collecting any rents due by Lessee hereunder shall be paid by Lessee.

                 Lessee further agrees that Lessor may obtain an order for summary ejectment from any court of competent jurisdiction without prejudice to Lessor's rights to otherwise collect rents from Lessee.

                 All rights and remedies of Lessor are cumulative, and the exercise of any one shall not be an election excluding Lessor at any other time from exercise of a different or inconsistent remedy. No exercise by Lessor of any right or remedy granted herein shall constitute or effect a termination of this Lease unless Lessor shall so elect by written notice delivered to Lessee.

                 No waiver by Lessor of any covenant or condition shall be deemed to imply or constitute a further waiver of the same at a later time, and acceptance of rent by Lessor, even with knowledge of a default by Lessee, shall not constitute a waiver of such default.

         25. The failure of Lessor in one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions hereof, or to exercise any remedy, privilege or option herein conferred upon or reserved to Lessor, shall not operate or be construed as a relinquishment or waiver for the future of such covenant or condition or of the right to enforce the same or to exercise such privilege, option or remedy, but the same shall continue in full force and effect. The receipt by Lessor of Minimum Rent, additional rent or any other payment required to be made by the Lessee, or any part thereof, shall not be a waiver of any other additional rent or payment then due, nor shall such receipt, though with knowledge of the breach of any covenant or condition hereof operate as or be deemed to be a waiver of such breach, and no waiver by Lessor of any provision hereof, or any of the Lessor's rights, remedies, privileges or options hereunder shall be deemed to have been made unless made by the Lessor in writing. If the Lessor shall consent to the assignment of this Lease or to a subletting of all or a part of the premises, no further assignment or subletting shall be made without the written consent of Lessor first obtained. No surrender of the premises for the remainder of the term hereof shall be valid unless accepted by Lessor in writing.

         26. At the expiration of the term, Lessee shall quietly and peaceably deliver the premises to Lessor, broom clean, in the same repair and condition in which they were received, normal wear and tear excepted.

         27. Upon expiration of the initial Lease term, this Lease shall stand renewed for a successive additional term of three (3) years upon the same terms contained herein unless either party not less than one (1) year prior to the expiration of the then current term shall terminate the same by written notice to the other party. If Lessee shall occupy said premises after the termination of this Lease, and rent is accepted by Lessor, such occupancy and payment shall be construed as an extension of this Lease for the term of one month only from the date of such expiration, and occupation thereafter shall operate to extend the Lease from month-to-month only unless other terms of such extension are endorsed herein or hereon in writing and signed by both Lessor and Lessee.

Minimum Rent adjustments after the initial Lease term shall be calculated in the same manner as set forth in Paragraph 38 and, if applicable, Paragraph 39.

         28. If the premises shall be partially damaged by fire or other casualty insured under Lessor's insurance policies, and if Lessor's lender(s) shall permit insurance proceeds paid as a result thereof to be so used, then upon Lessor's receipt of the insurance proceeds, Lessor shall, except as otherwise provided herein, promptly repair and restore the same (exclusive of Lessee's improvements, trade fixtures, decorations, signs and contents) substantially to the condition thereof immediately prior to such damage or destruction; limited, however, to the extent of the insurance proceeds actually received by Lessor. If by reason of such occurrence: (a) the premises are rendered wholly untenantable; or (b) the premises are damaged in whole or in part as a result of a risk which is not covered by Lessor's insurance policies; or (c) Lessor's lender does not permit a sufficient amount of the insurance proceeds to be used for restoration purposes; or (d) the premises are damaged in whole or in part during the last year of the initial Lease term or during the last year of any extended Lease term; or (e) the building containing the premises is damaged (whether or not the premises are damaged) to an extent of fifty percent (50%) or more of the fair market value thereof, Lessor may elect either to repair the damage as aforesaid, or to cancel this lease by written notice of cancellation given to Lessee within sixty (60) days after the date of such occurrence, and thereupon this Lease shall terminate. Lessee shall vacate and surrender the premises to Lessor within fifteen (15) days after receipt of such notice of termination. In addition, Lessee may also terminate this Lease by written notice given to Lessor at any time between the one hundred twenty-first (121st) and one hundred fiftieth (150th) day after occurrence of any such casualty, if Lessor has failed to restore the damaged portions of the building (including the premises) within one hundred and twenty (120) days of such casualty. However, if Lessor is prevented by strike, act of God, unavailability of materials, weather, Lessee induced delays or other cause beyond its reasonable control, from completing the restoration within said one hundred and twenty (120) day period, then Lessor shall have an additional period beyond said one hundred and twenty (120) days, equal to the period Lessor is delayed by causes beyond its reasonable control, in which to restore the damaged areas of the building; and Lessee may not elect to terminate this lease until said additional period required for completion has expired with the building not having been substantially restored. In such case, Lessee's thirty
(30) day notice of termination period shall begin to run upon the expiration of Lessor's additional period for restoration set forth in the preceding sentence, provided that Lessor is diligently pursuing the repair and restoration of the premises, and provided further that Lessee may elect to terminate this Lease if restoration of the premise has not been substantially completed within one hundred and eighty (180) days of such casualty. Upon the termination of this Lease as aforesaid, Lessee's liability for the Minimum Rent and other charges reserved hereunder shall cease of the effective date of the termination of this Lease, subject, however, to the provisions for the prior abatement of Minimum Rent hereinafter set forth.

                 Unless this Lease is terminated as aforesaid, this Lease shall remain in full force and effect, and Lessee shall promptly repair, restore or replace Lessee's improvements, trade fixtures, decorations, signs and contents in the premises in a manner and to a condition substantially equal to that existing prior to their damage or destruction, and the proceeds of all insurance carried by

Lessee on said premises shall be held in trust by Lessee for the purposes of such repair, restoration or replacement.

                 If, by reason of such fire or other casualty, the premises are rendered wholly untenantable, the Minimum Rent and other charges payable by Lessee shall be fully abated, or if only partially damaged, such Minimum Rent and other charges shall be abated proportionately as to that portion of the premises rendered untenantable, in either event (unless the Lease is terminated, as aforesaid) from the date of such casualty until fifteen (15) days after notice by Lessor to Lessee that the premises have been substantially repaired and restored, or until Lessee resumes its business operations in the premises, whichever shall first occur. Lessee shall continue the operation of Lessee's business in the premises or any part thereof not so damaged during any such period to the extent reasonably practicable from the standpoint of prudent business management, except for such abatement of Minimum Rent and other charges as hereinabove set forth. Except for the abatement of the Minimum Rent and other charges hereinabove set forth, Lessee shall not be entitled to, and hereby waives, all claims against Lessor for any compensation or damage for loss of use of the whole or any part of the premises and/or for any inconvenience or annoyance occasioned by, any such damage, destruction, repair or restoration.

         29. If all of the premises, or such part thereof as will make the same unusable for the purposes contemplated by this Lease, be taken under the power of eminent domain (or a conveyance in lieu thereof), then this Lease shall terminate as of the date possession is taken by condemnor, and Minimum Rent and other charges payable by Lessee shall be adjusted between Lessor and Lessee as of such date. If only a portion of the premises are taken and Lessee can continue use of the remainder, then this Lease will not terminate, but Minimum Rent shall abate in a just and proportionate amount to the loss of use occasioned by the taking. Lessee shall have no right or claim to any part of any award made to or received by Lessor for any taking and no right or claim for any alleged value of the unexpired portion of this Lease; provided, however, that Lessee shall not be prevented from making a claim against the condemning party (but not against Lessor) for any moving expenses, loss of profits, or taking of Lessee's personal property (other than its leasehold estate) to which Lessee may be entitled.

         30. This Lease shall be subject and subordinate to any mortgage or deed of trust now on the premises or which may hereafter be made on account of any bona fide loan to be placed on the premises by Lessor to the full extent of all debts and charges secured thereby, and to any renewals or extensions of all or any part thereof, which said Lessor may hereafter at any time elect to place on the premises, and said Lessee agrees upon request to hereafter execute any paper or papers which counsel for the Lessor may deem necessary to accomplish that end, and in default of Lessee's so doing, Lessor is hereby empowered to execute such papers in the name of Lessee and as the act and deed of Lessee and this authority is declared to be coupled with an interest and not revocable; provided that the Lessee shall have obtained a non-disturbance agreement in a form reasonably acceptable to Lessee from the holder of such mortgage or deed of trust. Lessee shall also, within thirty (30) days after written request from Lessor, furnish financial statements reflecting Lessee's current financial condition.

         31.     (a)      Lessor shall, construct the building and all
improvements on the demised premises, in substantial conformity with the plans, specifications and working drawings with respect to the Phase I Project construction as set forth in Exhibit B.

                 (b) Lessor shall use its best efforts to complete construction in a workmanlike manner and in conformity with the plans, specification and working drawings of the Phase I Project on or prior to September 30, 1996. In the event construction of the Phase I Project has not been completed by September 30, 1996, Lessor agrees that Lessee shall receive an abatement of up to 50% of Minimum Rent payments due for the time period beginning on the Commencement Date and for each month thereafter until such time that the aggregate amount of such abatement is equal to the additional costs and expenses over and above the rent and any additional costs and expenses under its current lease with Highwoods/Forsyth Limited Partnership which additional costs and expenses (including increased rent payments incurred due to holding over under said Lease) are set forth in said lease and actually incurred by Lessee on and after September 30, 1996 in connection with its holding over under its said current lease or in connection with Lessee's additional costs and expenses actually incurred and documented to Lessor in relocating to and leasing of temporary space after September 30, 1996 and prior to the Commencement Date, as the case may be.

                 (c) Lessor shall not be responsible in damages for failure to deliver possession of the Phase I Project within the time specified in this Lease (except with respect to the abatement of Minimum Rent as described in paragraph 31 (b) above).

                 (d) In the event that Lessor shall be unable to secure financing for the acquisition of the premises and construction of the Phase I Project on or before December 15, 1995 or if Lessor is unable to acquire the premises for any reason Lessor may terminate this Lease by written notice to Lessee or with Lessor's consent Lessee may, at its option, either extend the time to secure financing and/or the premises or terminate this Lease by giving Lessor written notice of its election to do so; provided, however, if this Lease is so terminated, all rights of either party against the other shall terminate and the $50,000 in security funds deposited with Lessor shall be returned to Lessee less the amounts described in paragraph 37 hereof.

                 (e) In the event that the parties shall be unable to agree on the propriety of any change in or deviation from the plans, specification and working drawings of the Phase I Project building within [ten
(10)] days after the issue shall arise, each party shall, within a further [ten
(10)] days, appoint a duly registered architect to represent it as arbitrator in determining the question or questions thus in dispute. If the two arbitrators are unable to agree on a proper determination of the issues, they shall designate a registered architect, a licensed professional engineer, or a building contractor of not less than fifteen (15) years' experience to serve as an umpire. The determination of any two of the three persons designated on any issue in dispute with respect to the building shall be binding on each of the parties to this lease agreement. Each of the parties shall pay the fees and charges of the arbitrator selected by it, and the fees of the umpire or third arbitrator shall be paid by each of the parties in equal shares. Each party agrees that any time period that accrues under this paragraph 31(e) shall be added to the relevant time periods otherwise described in this Lease and any right to any abatement or rents, other concessions, remedies or rights to terminate this Lease shall be tolled with respect to such additional time period.

                 (f) Except as otherwise provided for in this Lease, all expenses incident to the construction of the Phase I Project shall be borne by Lessor.

                 (g) During the construction of the Phase I Project and during the term of this Lease, Lessor shall pay all governmental inspection and license fees incident to the permanent structure of the building, including oil storage tank and sprinkler inspection fees should the same be required.

         32. Whenever notice is required to be given hereunder it is agreed that written notice mailed certified, return receipt requested, sent by facsimile transmission, or delivered by hand or by a nationally recognized overnight courier to Lessee's address first written above prior to the Commencement Date, or, if after the Commencement Date, to the premises, shall constitute sufficient notice to the Lessee, and written notice mailed certified, return receipt requested, sent by facsimile transmission, or delivered by hand or by a nationally recognized overnight courier to the Lessor at the place last designated as the place at which rental payments are to be made shall constitute sufficient notice to Lessor; provided, that, in the case of facsimile transmission, notice shall be effective if an original of such notice is sent by mail or overnight courier to the Lessor or Lessee, as the case may be. Where the Lessor or Lessee shall constitute more than one party, notice to one shall constitute notice to all.

         33. In the event Lessor is joined as a party in any lawsuit or other legal proceeding or legislative or executive hearing arising out of or because of this Lease, or the occupation of Lessee hereunder, or in the event Lessee defaults in any of the terms or conditions of this Lease and by reason thereof the Lessor employs the services of an attorney to enforce the performance thereof, or to evict the Lessee, or to collect monies due by the Lessee, or to perform any service based upon said defaults, then in any of said events, whether suit be brought or not, the Lessee agrees to pay a reasonable attorney's fee and all expenses and costs incurred by Lessor pertaining thereto or in the enforcement of any remedy available to Lessor.

         34. The terms Lessor and Lessee as herein contained shall include singular and/or plural, masculine, feminine and/or neuter, wherever the context so requires.

         35. The term "Lessor" as used in this Lease means only the fee owner with the right to possession of the premises as of the Commencement Date and/or its Assigns. If Lessor defaults in any of its obligations under this Lease, Lessee shall look solely to the equity of Lessor in the premises for the satisfaction of Lessee's remedies. It is expressly understood and agreed that Lessor's liability to Lessee under this Lease shall in no event exceed the loss of its equity interest in the premises.

         36. This Lease shall be construed in accordance with the laws of the State of North Carolina.

         37. This Lease is contingent upon each of Lessor and Lessee approving the plans, specifications and working drawing for the construction of the Phase I Project and each party's full cooperation in Lessor's efforts to obtain financing for the purchase and/or construction of the improvements on the premises. Said documents and specifications shall be in accordance with and shall not exceed the development costs set forth in Exhibit C which by this reference is incorporated herewith, unless the parties agree otherwise in writing provided the said development costs shall be increased by the actual costs to the Lessor made necessary by any subsurface conditions which increase the cost of construction and the Minimum Rent shall be increased by an amount equal to $.12528 per year for each $1.00 expended on any subsurface conditions provided such total sum expended on subsurface conditions shall not exceed $250,000.00 without the consent of Lessee. In the event that said documents are not approved and/or Lessor has not obtained approval for financing from a lender on or prior to December 15, 1995 (or such later date agreed to by the parties), this Agreement shall be null and void in the discretion of either Lessor or Lessee or Lessee with Lessor's consent may extend the time within which Lessor may obtain financing and after any termination of this Lease, Lessee's deposit shall be refunded less the amount of Lessor's actual predevelopment costs and expenses incurred on or prior to termination of this Lease in accordance with the terms hereof which predevelopment costs and expenses shall include all of Lessor's costs and expenses actually incurred in connection with the acquisition and development of the premises including attorney's fees and earnest money deposits not refunded to Lessor.

         38. At the end of the initial Lease term, if the term of this Lease is extended pursuant to the terms and conditions hereof, with respect to Minimum Rent applicable to the Phase I Project, the Minimum Rental specified in this Lease shall be subject to increase in accordance with changes in the Consumer Price Index in effect on the Commencement Date. The Consumer Price Index shall mean the average for "all items" shown on the "United States city average for urban wage earners and clerical workers, all items, groups, sub-groups, and special groups of items as promulgated by the Bureau of Labor Statistics of the United States Department of Labor", using the years 1982-84 as a base of 100.

                 For each lease year, or any part thereof, after the initial seven (7) year term of this Lease, the Minimum Rent with respect to the Phase I Project office shall be in an amount equal to the product of $21,458.30 times a fraction, the numerator of which is the Consumer Price Index available on the first day of each such Lease year and the denominator of which shall be the Consumer Price Index in effect on the Commencement Date. The Minimum Rent shall be adjusted annually after the initial seven (7) year term of this Lease notwithstanding that the initial termination date may be extended in accordance with Paragraph 39 hereof.

                 In no event, however, shall the Minimum Rent as adjusted after the initial Lease term be less than the Minimum Rent during the initial Lease term nor less than the Minimum Rent for any previous year.

                 In the event that the Consumer Price Index ceases to incorporate a significant number of items, or if a substantial change is made in the method of establishing the Consumer Price Index, then the Consumer Price Index shall be adjusted to the figure that would have resulted had no change occurred in the manner of computing the Consumer Price Index. In the event that the Consumer Price Index (or a successor or substitute index) is not available, a reliable governmental or other nonpartisan publication, evaluating the information thereto for use in determining the Consumer Price Index, shall be used in lieu of the Consumer Price Index.

         39. At any time during the term of this Lease, Lessee shall be permitted to exercise an option (the "Phase II Option") pursuant to which the Lessor will expand the building and other improvements in accordance with the general description of Phase II as set forth in Exhibit B (the "Phase II Project"); provided, however, that Lessor's obligation to undertake to construct the Phase II Project is contingent upon (i) there being no default uncured by Lessee under the terms of this Lease, (ii) Lessor's ability, using its best efforts, to obtain necessary financing to construct the Phase II Project, and (iii) there being no governmental regulations that would make such Phase II Project unfeasible.

                 Lessee shall notify Lessor in writing of its exercise of the Phase II Option. Lessor shall use its best efforts promptly to obtain financing for the construction of the Phase II Project and to complete construction of Phase II Project. The upfit and building construction shall conform generally with the quality and appearance of existing Phase I Project building and parking area. Plans, specifications and working drawings shall be jointly approved by Lessee and Lessor. The terms and conditions of this Lease shall be the same herein, except as to Minimum Rent with respect to the Phase II Project, which Minimum Rent shall be equal to one twelfth (1/12th) of the product of (i) the number of square feet of useable building space added by the Phase II Project construction times (ii) the number obtained by multiplying
10.30 by a fraction the numerator of which is the Consumer Price Index in effect on the date of delivery to Lessee of possession of the Phase II Project and the denominator of which shall be the Consumer Price Index in effect on the Commencement Date. The Minimum Rent as so determined for the Phase II Project shall be adjusted annually thereafter after the initial seven (7) years of payment of rent for the Phase II Project.

                 Furthermore, Lessor agrees to construct the Phase II Project pursuant to terms and conditions similar to those set forth for the Phase I Project in paragraph 31 hereof and in Exhibit B.

                 Upon delivery of the Phase II Project's improvements to Lessee, the initial termination date of the Lease shall be extended to the date which is seven (7) years from the date of delivery to Lessee of possession of the Phase II Project.

                 Notwithstanding anything contained in this paragraph 39 or this Lease to the contrary after three (3) years have elapsed from the Commencement Date, in the event Lessor shall receive a bona fide offer to lease the Phase II Project from a third party unaffiliated with, and otherwise unrelated to, Lessor or Lessor's stockholders, owners, officers, agents or employees, during the term of this Lease, and the offer to lease shall be satisfactory to Lessor, Lessor shall give Lessee the right of first refusal to lease the Phase II Project in accordance with the terms of this Lease. This privilege shall be given by a notice sent to Lessee at the premises by registered mail, which notice shall require Lessee to lease the Phase II Project within the period of thirty (30) days after the mailing of the notice. The failure of Lessee to exercise its right of first refusal and lease the Phase It Project within the period provided shall nullify and void the Lessee's said right of first refusal TO lease and the Phase II Option provided only that the Lessor actually enters into a lease with said third party the term of which shall not exceed the Phase II Option Lease term, unless and until Lessee has determined not to exercise his option to purchase hereunder or said option has terminated in accordance with the terms of this Lease and if such lease is so entered into the Minimum Rent under this Lease shall be credited for the initial Lease term by an amount equal to $.80 per square foot of building actually built in the Phase II Project which adjusted Minimum Rent shall be utilized to calculate any rent adjustments under the terms of this Lease.

         40. In the event Lessor shall receive a bona fide offer to purchase the demised premises from a third party unaffiliated with, and otherwise unrelated to, Lessor or Lessor's stockholders, owners, officers, agents or employees, during the term of this Lease, and the offer of purchase shall be satisfactory to Lessor, Lessor shall give Lessee the right of first refusal to purchase the premises in accordance with the option to purchase all of Lessor's right, title and interest in the premises in the amount set forth in provisions of the second paragraph of Paragraph 41. This privilege shall be given by a notice sent to Lessee at the demised premises by registered mail, which notice shall require Lessee to accept the offer in writing within the period of thirty (30) days after the mailing of the notice and to sign promptly thereafter and in any event within fifteen (15) days a suitable contract to purchase the demised premises prepared by Lessor.

                 The failure of Lessee to accept the offer to purchase within the period provided and to sign a purchase contract promptly thereafter shall nullify and void the right of first refusal to Lessee, and Lessor shall be at liberty to sell the demised premises to any other person, firm, or corporation. Any subsequent sale of the demised premises, except to Lessee, shall be subject to this Lease and any renewals or extensions of this Lease; provided, however, upon such sale of the premises to such third party, the option to purchase shall be null and void.

         41. At any time after three (3) years have elapsed from the Commencement Date, or if the Phase II Project has been or is then being constructed, after three (3) years have elapsed from the delivery of the Phase II Project improvements, and prior to the expiration of the initial termination date of the Lease, Lessee shall be permitted to exercise an option to purchase all of Lessor's right, title and interest in the premises by notifying Lessor in writing thirty (30) days prior to the day on which Lessee desires to exercise the option provided the option and right of first refusal to purchase shall terminate five (5) years from the Commencement Date.

                 Lessee shall pay an amount equal to Lessor's costs and expenses (as described on Exhibit C attached hereto) plus any additional costs and expenses to Lessor arising from or in any way connected with the transfer of the premises to Lessee including but not limited to assumption fees and prepayment penalties plus 10% of the costs and expenses described on Exhibit C as the total purchase price of the demised premises, provided that only the Phase I Project has been undertaken. In the event that the Phase II Project has been, or is then being constructed, Lessee shall pay additional consideration in an amount equal to Lessor's costs and expenses (as calculated using the same or similar variables contained in the cost projection model used in the Phase I Project) plus any additional costs and expenses to Lessor arising from or in any way connected with the transfer of the premises as described above in this Paragraph 40. In the event that a part of the premises are taken by the power of eminent domain in accordance with paragraph 29 thereby reduced, the purchase price of the premises shall be reduced by an amount equal to the condemnation award received by the Lessor.


         IN WITNESS WHEREOF, Lessee and Lessor have executed this Lease as of the day and year first above written.


                                        LESSEE:

                                        R.F. MICRO DEVICES, INC.


                                        BY: /s/ David A. Norbury
                                            -----------------------------------
                                            President

ATTEST:

/s/ Powell T. Seymour
------------------------------
Secretary

(CORPORATE SEAL)



                                        LESSOR:

                                        PIEDMONT LAND COMPANY



                                        BY: /s/ R. Caron
                                            -----------------------------------
                                            President


ATTEST:

/s/ David Kirk
------------------------------
Secretary

(CORPORATE SEAL)

                               AMENDMENT TO LEASE


         THIS AMENDMENT made and entered into as of this the 15th day of December, 1995, by and between Piedmont Land Company, a North Carolina corporation, and/or its Assigns, having a business address at: 556-M Arbor Hill Road, Kernersville, NC 27284, hereinafter referred to as "Lessor," and R.F. Micro Devices, Inc., a North Carolina corporation, having a business address at: 7341-D West Friendly Avenue, Greensboro, NC 27410, hereinafter referred to as "Lessee".

                                    RECITALS

         A. The Lessor and Lessee entered into a lease dated October 31, 1995, covering certain real property described therein and being located on Thorndike Road, in Deep River Corporate Park, Guilford County, North Carolina ("Lease"),

         B. The Lessor and Lessee desire to amend certain of the terms and provisions of the Lease.

         NOW, THEREFORE, for and in consideration of the sum of $10.00 and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledge the undersigned do hereby agree as follows;

         1. Paragraphs 40 of the Lease is hereby deleted in its entirety and the following inserted in lieu thereof:

         40. At any time after five (5) years from the Commencement Date, of this Lease and provided the Lessee is not in default under this Lease, in the event Lessor shall receive a bona fide offer to purchase the demised premises from a third party unaffiliated with, and otherwise unrelated to, Lessor or Lessor's stockholders, owners, officers, agents or employees, during the term of this Lease, and the offer of purchase shall be, satisfactory to Lessor, Lessor shall give Lessee the right of first refusal to purchase the premises in accordance with the terms of said offer to purchase. This privilege shall be given by a notice sent to Lessee at the demised premises by registered mail, which notice shall require Lessee to accept the offer in writing within the period of thirty (30) days after the mailing of the notice and to sign promptly thereafter and in any event within fifteen (15) days a suitable contract to purchase, the demised premises prepared by Lessor.

         At any time after five (5) years from the Commencement Date of this Lease and provided the Lessee is not in default under this Lease, the Lessor may offer to sell the demised premises to the Lessee at a purchase price equal to the fair market value as determined by an appraiser with a MAI designation chosen by Lessor. In the event the Lessee does not agree with the purchase price as determined by said appraiser, it shall have the right to chose an MAI designated appraiser from the Guilford County area and said two appraisers so chosen shall choose a third MAI designated appraiser from the Guilford County area. The three appraisers so chosen shall appraise the premises and the purchase price shall be the average of the three appraised valuations. The costs of the appraisals shall be borne equally by Lessor and Lessee. This privilege shall be given by a notice sent to Lessee at the demised premises by registered mail, which notice shall require Lessee to accept Lessor's offer to sell within the period of thirty (30) days after the mailing of the notice and to sign promptly thereafter and in any event within fifteen (15) days a suitable contract to purchase the demised premises prepared by Lessor which shall be on the standard North Carolina Bar Association Offer to Purchase and Contract form.

         The failure of Lessee to accept the offer to purchase or the offer to sell within the period provided and to sign a purchase contract promptly thereafter shall nullify and void the right of first refusal and the right to purchase, and Lessor shall be at liberty to sell the demised premises to any other person, firm, or corporation. Any subsequent sale of the demised premises, except to Lessee, shall be subject to this Lease and any renewals or extensions of this Lease; provided, however, upon such sale, of the premises to such third party, the right to purchase shall be null and void.

         2. Paragraph 41 of the lease is hereby deleted in its entirety and the following inserted in lieu thereof:

         41. At any time within five (5) years from the Commencement Date, the Lessee upon written notification from Lessor or Lessor's desire to sell the premises shall be permitted to exercise its right to purchase all of Lessor's right, title and interest in the premises by notifying Lessor in writing within thirty (30) days from written notice to Lessee. Lessor shall not sell the premises to any third party for a period of three (3) years from the Commencement Date. Lessor shall not sell the premises to any third party in years four and five from the Commencement Date, unless it first offers Lessee the right to purchase and Lessee does not purchase the premises hereunder.

         Lessee shall pay an amount equal to Lessor's costs and expenses (as described on Exhibit C attached hereto) plus any additional costs and expenses to Lessor arising from or in any way connected with the transfer of the premises to Lessee including but not limited to assumption fees and prepayment penalties plus 10% of the costs and expenses described on Exhibit C as the total purchase price of the demised premises, provided that only the Phase I Project has been undertaken. In the event that the Phase II Project has been, or is then being constructed, Lessee shall pay additional consideration in an amount equal to Lessor's costs and expenses (as calculated using the same or similar variables contained in the cost projection model used in the Phase I Project) plus 10% of the costs and expenses and any additional costs and expenses to Lessor arising from or in any way connected with the transfer of the promises as described above in this Paragraph 41. In the event that a part of the premises are taken by the power of eminent domain in accordance with paragraph 29, the purchase price of the premises shall be reduced by an amount equal to the condemnation award received by the Lessor.

         3.      The following Paragraph 42 is added to the Lease:

         42. Lessee shall deposit with Lessor an additional security fund in the amount of $75,000 to be held by Lessor as security for the performance by Lessee of all the terms and conditions in this Lease contained on Lessee's part to be performed, and with reference to such additional security funds and in addition to any other rights of the Lessor hereunder, the parties covenant and agree as follows:

         (a) If the Lease, is canceled for default by Lessee, then no part of the additional security fund shall be returned to Lessee by Lessor, nor shall the Lessor be bound to account for any part thereof; the Lessor may either retain the additional security fund as liquidated and agreed upon damages or else the Lessor may apply it and any interest thereon towards the actual damage sustained by it because of Lessee's breach or default, without in any way affecting the right of Lessor to assert any and all other remedies available to Lessor under the terms of this Lease and/or under State law against the Lessee by reason of such default or breach;

         (b) The additional security deposit shall be collected funds but may be represented by a letter of credit, or otherwise as is acceptable to the Lessor in Lessor's sole discretion. If the additional security deposit is given in cash, the Lessor shall deposit the additional security fund in an interest bearing account in a federally insured institution in its discretion. If the Lessee is entitled to a return of the additional security fund under the terms of this paragraph, the Lessee shall be entitled to all interest earned thereon;

         (c) Lessor may commingle said additional security fund together with its own general funds; and

         (d) Upon the lapse of three (3) year from the Commencement Date and if Lessee is not in default under the terms of this Lease and the additional security fund has not been applied in accordance with Paragraph 42(a), the said additional security fund will be returned to Lessee by Lessor.

         4. Except as herein amended, all and singular the terms of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this instrument to be executed the day and year first above written.


                                        LESSEE:

                                        R.F. MICRO DEVICES, INC.


                                        BY: /s/ David A. Norbury
                                            -----------------------------------
                                            President

ATTEST:

/s/ Powell T. Seymour
------------------------------
Secretary

(CORPORATE SEAL)



                                        LESSOR:

                                        PIEDMONT LAND COMPANY



                                        BY: /s/ R. Caron
                                            -----------------------------------
                                            President

ATTEST:

/s/ David Kirk
------------------------------
Secretary

(CORPORATE SEAL)